Exhibit 10.3

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Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

THIRD AMENDMENT TO EXCLUSIVE LICENSE AND COLLABORATION AGREEMENT

This THIRD AMENDMENT (“Third Amendment”) is entered into as of July 14, 2017 (the “Third Amendment Effective Date”) by and between Audentes Therapeutics Inc., having its principal offices at 600 California Street, 17th Floor, San Francisco, CA 94108 (“Audentes”), and The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation, with offices located at Penn Center for Innovation, 3160 Chestnut Street, Suite 200, Philadelphia, PA 19104-6228 (“Penn”).  Audentes and Penn are referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, the Parties entered into an Exclusive License and Collaboration Agreement having an effective date of May 3, 2016 (“Original Agreement”), which was subsequently amended by the First Amendment dated December 21, 2016 (the “First Amendment”) and the Second Amendment dated March 21, 2017 (the “Second Amendment”).  Collectively, the Original Agreement, First Amendment, and Second Amendment shall be referred to as the “Agreement.”;

WHEREAS, the Parties now intent to extend the Work Plan to include additional studies to be conducted at Penn and associated additional budget for such studies; and

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, and intending to be legally bound hereby, the Parties amend the Agreement and otherwise agree as follows:

1.

The Work Plan contained in Exhibit C of the Original Agreement as amended by the First Amendment and Second Amendment is hereby further amended to also include Schedule A to this Third Amendment, listing the research projects added to the Work Plan..

2.

The budget and payment schedule contained in Exhibit C of the Original Agreement as amended by the First Amendment and Second Amendment is hereby further amended to include Schedule B of this Third Amendment, listing the additional budget and payment schedule to support the research projects described in Schedule A hereto.

3.

This Third Amendment and the Agreement contain the entire understanding between the Parties and supersedes any and all prior agreements, understandings and arrangements whether written or oral between the Parties with respect to the matters contained in the Agreement and this Second Amendment.  No amendments, changes, modifications or alterations of the terms and conditions of this Third Amendment shall be binding upon any Party, unless in writing and signed by an authorized representative of each Party.

4.	All terms and conditions of the Agreement not changed by this Third Amendment shall remain in full force and effect.

5.

Signatures on this Third Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail, which signatures shall be deemed originals.  If executed in counterparts, the Third Amendment shall be effective as if simultaneously executed.

(Signature page follows.)

IN WITNESS WHEREOF the Parties hereto have caused this Third Amendment to be executed and delivered by their duly authorized representatives as set forth below.

Agreed on behalf of:	Agreed on behalf of:
Audentes Therapeutics Inc.	The Trustees of the University of Pennsylvania
By: /s/ Natalie Holles	By: /s/ John S. Swartley
(Signature)	(Signature)
Name:Natalie Holles	Name: John S. Swartley
Title: COO	Title: Managing Director, Penn Center for Innovation

Acknowledged as Read and Understood

by Institution Principal Investigator

/s/ Dr. James Wilson
(Signature)
Name:Dr. James Wilson

Schedule A

New Task 8 – Studies Requested by Audentes

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* Confidential Treatment Requested

Schedule B

Total Additional Budget for 2017: $105,930

Payment Schedule:

Payment Due Date	Amount of Payment
Within 7 days of signing of the Agreement	$105,930